UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 02 , 2010



                           E WORLD INTERACTIVE, INC.
            (Exact name of registrant as specified in its charter)


      Florida                 333-130707                     65-0855736
     _____________	     ___________		__________________
    (State or other	     (Commission 		   (IRS Employer
    jurisdiction of          File Number)		Identification No.)



                           2580 Anthem Village Drive
                           Henderson, Nevada 89052.
                    _______________________________________
              (Address of principal executive offices)(Zip Code)


				(702) 588-5971
                        _______________________________
             (Registrant's telephone number, including area code)



         1147 Kang Ding Road, Room 208, Block D, Shanghai, China 20042
                       ________________________________
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement  communications  pursuant  to  Rule  14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement  communications  pursuant  to Rule 13e-4(c)  under  the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 02 , 2010, E World Interactive, Inc. ("E World" or the "Company") entered into a purchase agreement to acquire Media and Technology Solutions, Inc, ("Media and Technology") a Nevada company under which E World will purchase 100% of the outstanding stock of Media and Technology on terms and conditions set out in the Purchase Agreement attached herein as Exhibit (c.1).

Media and Technology holds a number of contracts, rights and agreements entered into directly or acquired under other agreements including
   (i) The International Mothers Hall of Fame: Mothers Hall of Fame sells tributes to mothers in the form of certificates of recognition and enrollment in the International Mothers Hall of Fame and was recently re-launched with a direct response TV ad campaign and online sales. Media and Technology exclusively manages this property under a revenue share agreement with the owner of the property.
   (ii) The exclusive rights to develop and license the Hi Tops sport bar brand in China
   (iii) The exclusive agent of Premier Entertainment Services International, Inc for China
   (iv) TV broadcast agreements and joint venture development agreements for various TV properties including Samantha's Outdoor Show with TV personality Samantha Virk and a Cowboy Lifestyle Show with Sportstainment Live, LLC.

Media and Technology does not have any fixed assets or real property or any employees and carries a Convertible Promissory Note payable to its principal shareholder, Blue Atelier Inc. of $150,000.

The consideration for the purchase of Media and Technology is 10,000,000 shares of E World Common Stock.

Blue Atelier Inc., the principle shareholder of Media and Technology is the largest shareholder in E World, holding 25,000,000 shares of the 33,252,480 shares outstanding at the date of the acquisition.

Audited Financial Statements and Notes to the Financial Statements of Media and Technology Solutions, Inc. are attached herein as Exhibit (c.2).

Extract from the Audited Financial Statements of Media and Technology:

ITEM 2.01 COMPLETION AND CLOSING OF ACQUISITION AGREEMENT

On June 02 , 2010, E World purchased Media and Technology through the purchase of all of the outstanding common stock of Media and Technology and this purchased was completed on , 2010 through the issue of 10,000,000 (ten million shares) of E World Common Stock .

The Balance Sheet of Media and Technology on the date of completion of the transaction is set out here:

ITEM 5.06 CHANGE IN SHELL COMPANY STATUS

On June 02 , 2010, following the acquisition of Media and Technology through the issue of 10,000,000 shares of E World Common Stock, E World Interactive is now removed from the status of "Shell Company' defined as a company with no or minimal operations or with no or minimal assets or assets consisting solely of cash or cash equivalents.


ITEM 8.01 OTHER EVENTS

By way of unanimous resolution of the Board of Directors dated and effective May 26, 2010, of the head office of the Company will be located at 2580 Anthem Village Drive, Henderson, Nevada 89052.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit No.       Description
c.1               AGREEMENT FOR THE PURCHASE AND SALE  OF  100% OF THE STOCK OF
                  MEDIA AND TECHNOLOGY SOLUTIONS, INC.

c.2               Audited Financial Statements Media and Technology Solutions,




                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           	  E World Interactive, Inc.

Dated: June 02, 2010                              By: /s/ Gerry Shirren
						  -----------------------
						  Gerry Shirren
                                                  Title: President